UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 27, 2008

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement

Amendment No.4 to Transition Services Agreement

On October 1, 2007 (the “Closing Date”), MPC Corporation (“MPC”), through its wholly-owned subsidiary MPC-Pro LLC (“MPC-Pro”), purchased the Gateway Professional Division, the portion of the Consumer Direct Division that markets business-related products, a portion of the Customer Care & Support department that provides technical services to customers of the Professional and Consumer Direct Divisions (collectively, the “Professional Business”) from Gateway, Inc. (“Gateway”) and Gateway Technologies, Inc. In connection with the acquisition of the Professional Business, MPC-Pro and Gateway entered into a Transition Services Agreement (the “Transition Agreement”), under which Gateway agreed to provide accounting, human resource, manufacturing, procurement, marketing, information technology, and other specified services. A copy of the Transition Agreement was filed as Exhibit 99.1 with a Current Report on Form 8-K filed on October 9, 2007 and is incorporated herein by reference. The Transition Agreement has previously been amended by Amendment No. 1 on October 24, 2007, which was filed as Exhibit 99.1 with a Current Report on Form 8-K on October 31, 2007, and Amendment No. 2 on December 3, 2007, which was filed as Exhibit 99.1 with a Current Report on Form 8-K on December 6, 2007, and Amendment No. 3 on February 20, 2008, which was filed as Exhibit 99.1 with a Current Report on Form 8-K on February 26, 2008, and which are incorporated herein by reference.

On March 27, 2008, MPC-Pro and Gateway entered into Amendment No. 4 to the Transition Agreement. Amendment No. 4 to the Transition Agreement modifies the payment schedule for the outstanding balance payable by MPC-Pro to Gateway for buy/sell activity and extended services under the Transition Agreement (the “TSA Outstanding Balance”). As of March 27, 2008, the TSA Outstanding Balance was $12,631,067. Amendment 4 to the Transition Agreement provides that the TSA Outstanding Balance will be paid $325,000 per week for four weeks beginning March 28, 2008, then $1,250,000 per week for four weeks beginning May 2, 2008, and $1,000,000 per week thereafter until the TSA Outstanding Balance is paid in full. In addition to payment of the TSA Outstanding Balance, Amendment No. 4 to the Transition Agreement also provides that the $2,291,362 owed by MPC-Pro to Gateway for inventory purchases shall be paid, without interest, on Net 60 terms.

Prior to Amendment No. 4, the Transition Agreement, as amended, had provided that the TSA Outstanding Balance would be paid according to a payment schedule such that the aggregate balance would not exceed either $10,000,000 as of March 14, 2008 or $6,000,000 as of April 30, 2008, with payment in full to be made on or before May 30, 2008. This prior payment schedule has been superseded in its entirety by Amendment No. 4.

The foregoing description of the Amendment No. 4 to Transition Agreement is not complete and is qualified in its entirety by reference to the Amendment No. 4 to Transition Agreement, which is attached as Exhibit 99.1.

Second Amendment to Intercreditor Agreement with Wells Fargo and Gateway

In connection with the acquisition of the Professional Business, on October 1, 2007, MPC-Pro and its newly-acquired subsidiary, Gateway Companies, Inc. (“GCI”), Gateway and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“WFBC”), entered into an Agreement (the “Intercreditor Agreement”) that provided Gateway with a junior security interest in accounts receivable, inventory and other property of MPC-Pro and GCI. A copy of the Intercreditor Agreement was filed as Exhibit 99.2 with a Current Report on Form 8-K filed on October 9, 2007 and is incorporated herein by reference. The Intercreditor Agreement was subsequently amended by the Agreement Amendment on February 20, 2008 (the “First Amendment”), which was filed as Exhibit 99.2 with a Current Report on Form 8-K on February 26, 2008, and which is incorporated herein by reference. Additionally, on October 1, 2007, MPC-Pro and GCI each entered into an Account Purchase Agreement with WFBC (“Account Purchase Agreements”). Under the Account Purchase Agreements, MPC-Pro and GCI may assign to WFBC, and WFBC may purchase from MPC-Pro and GCI certain accounts receivable. Copies of the Account Purchase Agreements were filed as Exhibits 10.3 and 10.4 on Form 10-Q filed on November 14, 2007, and are incorporated herein by reference.

On March 27, 2008, MPC-Pro, GCI, Gateway and WFBC entered into a Second Agreement Amendment to the Intercreditor Agreement (the “Second Amendment”). The Second Amendment modifies Paragraph 2(c) of the

Intercreditor Agreement to provide that WFBC will hold but not purchase certain set aside accounts receivable submitted to WFBC by MPC-Pro and GCI (the “Gateway Blocked Accounts”) in up to the following amounts: (i) there will be no Gateway Blocked Accounts through April 17, 2008; (ii) on or after April 18, 2008, a face amount equal to the obligations owing to Gateway under the Transition Agreement for the applicable week (the “Gateway Weekly Payoff Amounts”) minus $10,000,000; and (iii) on or after May 27, 2008, a face amount equal to the Gateway Weekly Payoff Amounts for the applicable week minus $5,000,000. The Second Amendment also provides that, if, after June 30, 2008, there is a remaining positive balance of the Gateway Weekly Payoff Amounts, Gateway may provide a statement to MPC-Pro indicating the positive balance, and WFBC will hold but not purchase Gateway Blocked Accounts submitted to it by MPC-Pro and GCI in a face amount equal to the remaining positive balance.

Prior to the Second Amendment, the Intercreditor Agreement, as amended, had provided that WFBC would hold but not purchase Gateway Blocked Accounts in a face amount equal to the Gateway Weekly Payoff Amounts for the applicable week minus $10,000,000. This prior agreement with regard to Gateway Blocked Accounts has been superseded in its entirety by the Second Amendment.

The foregoing description of the Second Amendment to the Intercreditor Agreement is not complete and is qualified in its entirety by reference to the Second Amendment, which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1      Amendment No. 4 to Transition Services Agreement dated as of March 27, 2008 among MPC Pro, LLC and Gateway, Inc.

99.2      Second Agreement Amendment dated March 27, 2008 by and among Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit Operating Division, Gateway, Inc., Gateway Companies, Inc., and MPC-Pro LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: April 2, 2008	By: /s/ Curtis Akey
Curtis Akey Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment No. 4 to Transition Services Agreement dated as of March 27, 2008 among MPC PRO, LLC and Gateway, Inc.
99.2

Second Agreement Amendment dated as of March 27, 2008 by and among Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit Operating Division, Gateway, Inc., Gateway Companies, Inc., and MPC-Pro LLC.